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                                                                      Exhibit 10



                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated May 17, 2002 in this Registration Statement (Form N-1A No. 33-33231) of UBS Financial Services Fund.




                                                   /s/ Ernst & Young LLP


                                                   ERNST & YOUNG LLP


New York, New York
July 23, 2002